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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 27, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-W3)


                             Argent Securities Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                333-112237             77-0599834
           --------                ----------             ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

================================================================================

                                       -2-
Item 5. Other Events.
        ------------

                  Incorporation of Certain Documents by Reference
                  -----------------------------------------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777) as amended by Amendment No. 1 on Form 10-K/A of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on November 19, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ended March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ended June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ended September 30, 2003 and September 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2003 (which was filed with the Securities and Exchange Commission on November 14, 2003) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003, July 18,
         2003, October 17, 2003 and January 30, 2004 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-112237) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
             --------

                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of KPMG LLP, independent
                                                                auditors of Ambac Assurance Corporation
                                                                and subsidiaries.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: February 27, 2004
                                                    ARGENT SECURITIES INC.

                                                    By:  /s/ John P. Grazer
                                                         --------------------
                                                         Authorized Signatory

                                  EXHIBIT INDEX

                        Item 601 (a) of            Sequentially
Exhibit                 Regulation S-K             Numbered
Number                  Exhibit No.                Description                                 Page
------                  -----------                -----------                                 ----
  1                          23                    Consent of                                   6
                                                   KPMG LLP,
                                                   independent auditors of Ambac
                                                   Assurance Corporation and
                                                   subsidiaries